UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) March 6, 2006 (March 1, 2006)

                           Newcastle Investment Corp.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Maryland                        001-31458                 81-0559116
----------------------------      ----------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
 of incorporation)                                          Identification No.)

  1345 Avenue of the Americas, 23rd Floor, New York, NY           10105
-------------------------------------------------------        ------------
      (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code (212) 798-6100
                                                          --------------

                                 Not Applicable
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         On March 6, 2006, Newcastle Investment Corp. (the "Company") issued a press release, announcing the acquisition of a portfolio of approximately 11,300 subprime residential mortgage loans for approximately $1.5 billion, or a purchase price of 99.60% of unpaid principal balance. The loans are secured by residential homes located throughout the U.S. Approximately 28% of the assets are located in California, 12% in Florida, 7% in Texas and the remaining balance diversified throughout 46 states. Approximately 92% of the portfolio is secured by first liens and substantially all of the assets are owner occupied. The weighted average coupon is 7.6% and the loans have an average remaining term of 345 months. 66% of the mortgage loans are adjustable rate and 34% are fixed rate. The adjustable rate mortgage loans are fixed for a period of 2 to 5 years and then adjust over LIBOR subject to periodic and lifetime interest rate caps. The weighted average reset margin of these loans is 4.6%. The current weighted average FICO score of the borrowers is 612. Substantially all of the loans are current at the time of purchase.

         The acquisition is initially 98% financed under a repurchase agreement, dated March 1, 2006, provided by an investment bank at one month LIBOR + 50 basis points. The Company expects to finance this investment on a long-term basis through the securitization markets in the upcoming months. Post securitization, the Company expects to have $65 million to $75 million of capital invested in the portfolio.

Item 9.01    Financial Statements and Exhibits.

         (c) Exhibits

             99.1 Press Release, dated March 6, 2006, issued by Newcastle Investment Corp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Newcastle Investment Corp.
                                           --------------------------------
                                           (Registrant)


Date:  March 6, 2006                       By:  /s/ Debra A. Hess
                                                ---------------------------
                                                Name:  Debra A. Hess
                                                Title: Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------

99.1                  Press Release, dated March 6, 2006, issued by Newcastle
                      Investment Corp.